Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of February 28, 2005 (this “Amendment”), to that certain Third Amended and Restated Master Loan and Security Agreement, dated as of October 1, 2004 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”, as modified hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among NC CAPITAL CORPORATION (“NC Capital”), NEW CENTURY MORTGAGE CORPORATION (“New Century”), NC RESIDUAL II CORPORATION (“NCRII”), NEW CENTURY CREDIT CORPORATION (“NC Credit”, together with NC Capital, New Century and NCRII, the “Borrowers”, each a “Borrower”), MORGAN STANLEY BANK (“MSB”) and MORGAN STANLEY MORTGAGE CAPITAL INC. (“MSMCI”) (MSMCI, in its capacity as a lender, together with MSB, collectively, the “Lenders”, and in its capacity as agent for the Lenders, together with any successors and assigns, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

RECITALS

The Borrowers, the Lenders and the Agent are parties to the Existing Loan Agreement, pursuant to which the Lenders have agreed to make and to permit to remain outstanding certain extensions of credit on the terms and subject to the conditions of the Existing Loan Agreement.

The Borrowers, the Lenders and the Agent have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be amended to extend the termination date from February 28, 2005 to March 4, 2005.

The parties hereto hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, as follows:

SECTION 1. Amendment. The Existing Loan Agreement is hereby amended by deleting the definition of “Termination Date” set forth in Section 1.01 of the Existing Loan Agreement in its entirety and inserting in lieu thereof the following:

“Termination Date” shall mean March 4, 2005, as such date may be extended in accordance with Section 2.08 hereof, or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the “Effective Date”) on which all of the following conditions precedent shall have been satisfied:

2.1 Delivered Documents. On the Effective Date, the Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Lenders and the Agent; and

(b) Other Documents. Such other documents as the Agent or counsel to the Agent may reasonably request.

2.2 No Default. On the Effective Date, (i) each Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by such Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent, as of the date hereof and as of the Effective Date, that it is in compliance in all material respects with all of the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default has occurred or is continuing, and each Borrower hereby confirms and reaffirms in all material respects the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly modified hereby, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Effective Date each reference therein to the “Loan Agreement” shall be deemed to mean the Loan Agreement as defined in this Amendment, each reference in this Amendment to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as modified hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart thereof.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

NC CAPITAL CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Executive Officer

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

NC RESIDUAL II CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

NEW CENTURY CREDIT CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

MORGAN STANLEY MORTGAGE CAPITAL INC., as Agent and as a Lender

By:	/s/ Paul J. Najarian
Name:	Paul J. Najarian
Title:	VP

MORGAN STANLEY BANK, as a Lender

By:	/s/ Paul J. Najarian
Name:	Paul J. Najarian
Title:	VP